EX-99.5.d.

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

perspective II(SM) (05/04)                              JACKSON NATIONAL LIFE [GRAPHIC OMITTED]
FIXED AND VARIABLE ANNUITY APPLICATION          INSURANCE COMPANY OF NEW YORK
                                             Home Office - 2900 Westchester Ave., Ste. 305
See back page for mailing address.                                      Purchase, NY 10577
USE DARK INK, ONLY                                                           WWW.JNLNY.COM

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REGISTRATION INFORMATION
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OWNER'S NAME
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SSN/TIN (include dashes)
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Home Address (number and street)
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CITY, STATE, ZIP
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Broker/Dealer Acct. Number
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Date of Birth (mm/dd/yyyy)
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Age
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Sex           M ___  F ___
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U.S. Citizen    Yes ___  No ___
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Phone No. (include area code)
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E-Mail Address
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner. Spousal Joint Owner may continue the contract.)
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SSN/TIN (include dashes)
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Home Address (number and street)
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CITY, STATE, ZIP
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Relationship to Owner
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Date of Birth (mm/dd/yyyy)
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Age
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Sex           M ___  F ___
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U.S. Citizen    Yes ___  No ___
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Phone No. (include area code)
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E-Mail Address
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ANNUITANT'S NAME (if other than Owner)
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SSN/TIN (include dashes)
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Home Address (number and street)
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CITY, STATE, ZIP
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Date of Birth (mm/dd/yyyy)
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Age
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Sex           M ___  F ___
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U.S. Citizen    Yes ___  No ___
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Phone No. (include area code)
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E-Mail Address
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JOINT ANNUITANT'S NAME
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SSN/TIN (include dashes)
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Date of Birth (mm/dd/yyyy)
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Age
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Sex           M ___  F ___
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U.S. Citizen    Yes ___  No ___
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Phone No. (include area code)
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BENEFICIARY DESIGNATION
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Percentages  must  equal  100%  for  each   beneficiary   type.  For  additional
beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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Primary
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Name
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SSN/TIN (include dashes)
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Percentage (%)
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Relationship to Owner
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Address (number and street)
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City, State, ZIP
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___ Primary
___ Contingent Name
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SSN/TIN (include dashes)
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Percentage (%)
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Relationship to Owner
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Address (number and street)
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City, State, ZIP
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Name
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___ Primary
___ Contingent Name
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SSN/TIN (include dashes)
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Percentage (%)
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Relationship to Owner
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Address (number and street)
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City, State, ZIP
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___ Primary
___ Contingent Name
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SSN/TIN (include dashes)
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Percentage (%)
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Relationship to Owner
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Address (number and street)
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City, State, ZIP
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ANNUITY TYPE
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___  Non-Tax Qualified
___  401(k) Qualified Savings Plan
___  HR-10 (Keogh) Plan
___  403(b) TSA (Direct Transfer Only)
___  IRA - SEP
___  Other __________________________________

___  IRA - Individual*
___  IRA - Custodial*
___  IRA - Roth*
*Tax Contribution Years and Amounts:
Year: ________  $__________
Year: ________  $__________

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TRANSFER INFORMATION
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___  IRC 1035 Exchange
___  Direct Transfer
___  Direct Rollover
___  Non-Direct Rollover
___  Roth Conversion

NVDA 105 05/04                                                 NV4373 Rev. 05/04

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REPLACEMENT
* Must be completed for "Good-Order"
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Are you replacing an existing life insurance policy or annuity contract?*
____   Yes   ____  No     If "Yes", please complete this section.
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Company Name
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Contract No.
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Anticipated Transfer Amount
$
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Company Name
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Contract No.
Anticipated Transfer Amount
$
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INITIAL PREMIUM
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Amount of premium with application: $
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW
YORK[SM]
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INCOME DATE
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Please specify date (mm/dd/yyyy): _________________
If an Income Date is not specified, age 90 (age 70 1/2 for Qualified Plans) of the Owner will be used.
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CAPITAL PROTECTION PROGRAM
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___  Yes  PLEASE COMPLETE SUPPLEMENTAL APPLICATION N3144.
___  No  PLEASE PROCEED TO THE PREMIUM ALLOCATION SECTION.
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PREMIUM ALLOCATION    WHOLE PERCENTAGES ONLY    TOTAL ALLOCATION MUST EQUAL 100%
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PORTFOLIOS (%)

___ JNL[R]/AIM Large Cap Growth
___ JNL/AIM Small Cap Growth
___ JNL/Alger Growth
___ JNL/Alliance Capital Growth
___ JNL/Eagle Core Equity
___ JNL/Eagle SmallCap Equity
___ JNL/FMR Balanced JNL/FMR Capital Growth
___ JNL/JPMorgan International Value
___ JNL/Lazard Mid Cap Value
___ JNL/Lazard Small Cap Value
___ JNL/Mellon Capital Management S&P[R] 500 Index
___ JNL/Mellon Capital Management S&P 400 MidCap Index
___ JNL/Mellon Capital Management Small Cap Index
___ JNL/Mellon Capital Management International Index
___ JNL/Mellon Capital Management Bond Index
___ JNL/Mellon Capital Management The Dow[SM] 10
___ JNL/Mellon Capital Management The S&P[R] 10
___ JNL/Mellon Capital Management Global 15
___ JNL/Mellon Capital Management 25
___ JNL/Mellon Capital Management Select Small-Cap
___ JNL/Mellon Capital Management Communications Sector
___ JNL/Mellon Capital Management Consumer Brands Sector
___ JNL/Mellon Capital Management Energy Sector
___ JNL/Mellon Capital Management Financial Sector
___ JNL/Mellon Capital Management Pharmaceutical/ Healthcare Sector
___ JNL/Mellon Capital Management Technology Sector
___ JNL/Mellon Capital Management Enhanced S&P 500 Stock Index
___ JNL/Oppenheimer Global Growth
___ JNL/Oppenheimer Growth

PORTFOLIOS (%)

___ JNL/PIMCO Total Return Bond
___ JNL/PPM America Balanced
___ JNL/PPM America High Yield Bond
___ JNL/PPM America Money Market
___ JNL/PPM America Value
___ JNL/Putnam Equity
___ JNL/Putnam International Equity
___ JNL/Putnam Midcap Growth
___ JNL/Putnam Value Equity
___ JNL/Salomon Brothers Strategic Bond
___ JNL/Salomon Brothers U.S. Government & Quality Bond
___ JNL/Select Large Cap Growth
___ JNL/Select Global Growth
___ JNL/T. Rowe Price Established Growth
___ JNL/T. Rowe Price Mid-Cap Growth
___ JNL/T. Rowe Price Value
___ JNL/S&P Aggressive Growth I
___ JNL/S&P Conservative Growth I
___ JNL/S&P Equity Aggressive Growth I
___ JNL/S&P Equity Growth I
___ JNL/S&P Moderate Growth I
___ JNL/S&P Very Aggressive Growth I
___ JNL/S&P Core Index 50
___ JNL/S&P Core Index 75
___ JNL/S&P Core Index 100

FIXED ACCOUNT OPTIONS
___ 1-year
___ 3-year
___ 5-year
___ 7-year


NVDA 105 05/04                                                 NV4373 Rev. 05/04

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OPTIONAL BENEFITS - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.
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A. CONTRACT ENHANCEMENT OPTIONS[1] (MAY SELECT ONLY ONE)
   ____  2% of first-year premium [2]
   ____  3% of first-year premium [2]
   ____  4% of first-year premium [2]
B. WITHDRAWAL OPTIONS
    ____  20% Additional Withdrawal Benefit [3] [4]
    ____  3-Year Withdrawal Charge Schedule
    ____  5-Year Withdrawal Charge Schedule [4]
C.  GUARANTEED LIVING BENEFIT OPTIONS (MAY SELECT ONLY ONE)
    ____  FutureGuard[SM] (see NOTE below) (Guaranteed Minimum
          Income Benefit)
    ____  SafeGuard[SM] - 7% (see NOTE below)
          (Guaranteed Minimum Withdrawal Benefit)

[1] Please complete the Important Disclosure Regarding the
    Contract Enhancement.
[2] Selection of the 2%, 3%, or 4% Contract Enhancement option will prohibit allocation or transfer of any premium to the 3, 5, or 7-Year Fixed Account Options during the Recapture period of that selected option.
[3] May not be selected in combination with the 3% or 4% Contract Enhancement. [4] May not be selected in combination with the 3-Year Withdrawal Charge
    Schedule.

NOTE: The GMIB and GMWB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 contract years.

Exercise of the GMWB benefit after the required minimum distribution beginning date under an IRA or other qualified plan may not be appropriate.

Please consult a tax advisor on this and other matters of selecting income options.

     ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OPTIONAL DEATH BENEFIT - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.
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If the Optional Death Benefit is not selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

____ Highest Anniversary Value Death Benefit.

      ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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IMPORTANT - PLEASE READ CAREFULLY.
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1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained above are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JNL[R]/NY ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.
4. I (We) have been given a current prospectus for this variable annuity for each available Portfolio listed above.
5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.
6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.
7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTION(S) ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.
8. If I (we) have elected the Capital Protection Program, I (we) hereby acknowledge receipt of the "CAPITAL PROTECTION PROGRAM SUPPLEMENTAL APPLICATION."
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STATEMENTS/CORRESPONDENCE
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I ___ ELECT ___ ELECT NOT to receive correspondence, including but not limited to annual and semi-annual reports, quarterly and immediate confirms and prospectuses (except ______________________________________) electronically from
Jackson National Life of New York, when available.

If you elect to receive any or all of such documents electronically and subsequently (or later) wish to discontinue electronic delivery of any or all of these types of documents, contact us at our Service Center.

NVDA 105 05/04                                                 NV4373 Rev. 05/04

SIGNATURES* Must be completed for "Good-Order"
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SIGNED AT (city, state)
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DATE SIGNED (mm/dd/yyyy)
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Owner's Signature
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Annuitant's Signature (if other than Owner)
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Joint Owner's Signature
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Joint Annuitant's Signature (if other than Joint Owner)
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PRODUCER/FINANCIAL REPRESENTATIVE'S STATEMENT
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I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Financial Representative's Full Name (please print)
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Phone No. (include area code)
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Producer/Financial Representative's Signature
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Date Signed (mm/dd/yyyy)
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Address (number and street)
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City, State, ZIP
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E-Mail Address
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Contact your home office for program information.
      ___ Option A      ___ Option B      ___ Option C      ___ Option D
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Broker/Dealer Name
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Broker/Dealer Representative No.
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JNL/NY Producer/Representative No.
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                     MAILING ADDRESS AND CONTACT INFORMATION

FOR CONTRACTS PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

                                  REGULAR MAIL
                              JNL/NY Service Center
                                 P.O. Box 378004
                              Denver, CO 80237-8004

                                 OVERNIGHT MAIL
                              JNL/NY Service Center
                          8055 E. Tufts Ave., 2nd floor
                                Denver, CO 80237

             CUSTOMER CARE: 800/599-5651 (9:00 a.m. to 8:00 p.m. ET)
                                FAX: 800/701-0125
                           E-MAIL: contactus@jnlny.com


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FOR CONTRACTS PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

                                  REGULAR MAIL
                            JNL/NY IMG Service Center
                                 P.O. Box 33178
                             Detroit, MI 48232-5178

                                 OVERNIGHT MAIL
                            JNL/NY IMG Service Center
                                 c/o Drawer 5178
                               12425 Merriman Road
                             Livonia, MI 48151-0688

             CUSTOMER CARE: 888/464-7779 (8:00 a.m. to 8:00 p.m. ET)
                                FAX: 517/367-4669
                           E-MAIL: contactus@jnlny.com


 Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value * Not a deposit
                       * Not insured by any federal agency


NVDA 105 05/04                                                 NV4373 Rev. 05/04